Filed Pursuant to Rule 497(e)
1933 Act File No. 333-213073
1940 Act File No. 811-23181
Prospectus Supplement dated May 9, 2022
to
Davis Select U.S. Equity ETF
Davis Select International ETF
Davis Select Worldwide ETF
Davis Select Financial ETF
Portfolios of Davis Fundamental ETF Trust

Prospectus dated March 1, 2022

The following replaces the “Fees Paid to Dealers and Other Financial Intermediaries” section.

Fees Paid to Dealers and Other Financial Intermediaries
Davis Advisors and its affiliates may make payments to broker-dealers, banks, registered investment advisers or other intermediaries (“Qualifying dealers”) related to marketing and educational activities (e.g., presentations, training programs, conferences or their making shares of the Funds available to their customers, including in certain investment programs). These fees are paid by Davis Advisors or affiliates from their own resources. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available and the level of services provided to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund over another investment. More information regarding these payments can be found in the Funds’ SAI. Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.
In 2021, the Adviser was charged additional fees by the Qualifying dealer(s) listed below. The Adviser paid these fees from its own resources. These Qualifying dealers may provide Davis ETFs enhanced sales and marketing support, and financial advisers employed by the Qualifying dealers may recommend Davis ETFs rather than other funds. Qualifying dealers may be added or deleted at any time.
Morgan Stanley Smith Barney LLC.
In addition, the Adviser may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of Davis ETFs. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of Davis ETFs during specified periods of time.
Although Davis ETFs may use brokers who sell shares of the Funds to execute portfolio transactions, the Funds do not consider the sale of Fund shares as a factor when selecting brokers to execute portfolio transactions.
Due Diligence Meetings. The Adviser routinely sponsors due diligence meetings for registered representatives, during which they receive updates on various Davis ETFs and are afforded the opportunity to speak with the Funds’ Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Davis ETFs, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Adviser.
Seminars and Educational Meetings. The Adviser may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Adviser’s policies and procedures governing payments for such seminars. The Adviser may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the Adviser may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.
Other Compensation. The Adviser and affiliates may, from its own resources and not from a Fund’s, pay additional fees to the extent not prohibited by state or federal laws, the SEC or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).